Exhibit 32

                                  Certification
           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Robert W. DeCook, certify that:

1. This quarterly report on Form 10-QSB of Horizon Financial Services Corporation fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon Financial Services Corporation.

Date: February 09, 2004

                                                         /s/ Robert W. DeCook
                                                         -----------------------
                                                         Robert W. DeCook
                                                         Chief Executive Officer

I, Vicki Hladik, certify that:

1. This quarterly report on Form 10-QSB of Horizon Financial Services Corporation fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon Financial Services Corporation.

Date: February 09, 2004

                                                         /s/ Vicki Hladik
                                                         -----------------------
                                                         Vicki Hladik
                                                         Chief Financial Officer


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